Berwyn Fund

(Ticker Symbol: BERWX)

A series of The Chartwell Funds

Supplement dated January 26, 2018, to the

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”),

each dated July 17, 2017, as supplemented.

*** Important Notice Regarding Proposed Fund Reorganization ***

Based on a recommendation by Chartwell Investment Partners, LLC, the advisor to the Berwyn Fund, the Board of Trustees of the Trust has approved a proposed reorganization (the “Reorganization”) of the Berwyn Fund into the Chartwell Small Cap Value Fund, subject to the approval of the shareholders of the Berwyn Fund.

In order to accomplish the Reorganization, the Board approved a Plan of Reorganization (the “Plan”). The Plan provides for the acquisition of substantially all of the assets of the Berwyn Fund by the Chartwell Small Cap Value Fund in exchange solely for shares of the Chartwell Small Cap Value Fund, which would be distributed pro rata by the Berwyn Fund to the holders of the shares in complete liquidation of the Berwyn Fund. Shareholders of the Berwyn Fund will become shareholders of the Chartwell Small Cap Value Fund, receiving shares of the Chartwell Small Cap Value Fund equal in value to the shares of the Berwyn Fund held by the shareholders immediately prior to the Reorganization. The effect of the Reorganization will be that the Berwyn Fund’s shareholders will become shareholders of the Chartwell Small Cap Value Fund. The Reorganization is intended to qualify as a tax-free transaction for federal income tax purposes.

*****

The Trust will call a shareholder meeting at which shareholders of the Berwyn Fund will be asked to consider and vote on the Plan. If shareholders of the Berwyn Fund approve the Reorganization, the Reorganization is expected to take effect in the second quarter of 2018.

Shareholders of the Berwyn Fund will receive a combined prospectus/proxy statement with additional information about the shareholder meeting, the proposed Reorganization and the Chartwell Small Cap Value Fund. Please read the proxy materials carefully, as they will contain a more detailed description of the proposed Reorganization.

Please file this Supplement with your records.